UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2006



                             STRATAGENE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     000-50786               33-0683641
 (State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)


11011 North Torrey Pines Road, La Jolla, California              92037
     (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (858) 373-6300

--------------------------------------------------------------------------------

         (Former Name or Former Address, if Changed Since Last Report.)


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [_] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This Current Report on Form 8-K is filed by Stratagene Corporation, a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 2.02.   Results of Operations and Financial Condition.

         On August 8, 2006, the Company issued a press release regarding its financial results for the quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

         In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

     (d)  Exhibits.


     Exhibit
     Number     Description of Exhibit
  -----------   ----------------------
      99.1      Press Release issued by Stratagene Corporation on August 8, 2006 regarding second quarter 2006 financial results


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 8, 2006                   STRATAGENE CORPORATION



                                            By:      /s/  STEVE R. MARTIN
                                                --------------------------------
                                            Name:    Steve R. Martin
                                            Title:   Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX



 Exhibit
 Number            Description of Exhibit
---------          ----------------------

  99.1 Press Release issued by Stratagene Corporation on August 8, 2006 regarding second quarter 2006 financial results